Exhibit 10.1

ASSIGNMENT OF RIGHTS

(Ashton Reserve, Charlotte)

THIS ASSIGNMENT AGREEMENT (this “Assignment”) is made as of the 12th day of May, 2015, by and between BLUEROCK REAL ESTATE, L.L.C. (the “Assignor”) and BLUEROCK RESIDENTIAL GROWTH REIT, INC., through its subsidiary, BRG ASHTON NC, LLC (the “Assignee”).

WITNESSETH:

WHEREAS, AR I Borrower, LLC (“ARIB”) and Assignor entered into that certain Purchase and Sale Agreement and Escrow Instructions, joined in by AR Owner, LLC (“ARO”) (the “Purchase Contract”) to (i) acquire the Phase I Property (as defined in the Purchase Contract) and (ii) upon closing on the Phase I Property, take an assignment of ARO’s Purchase and Sale Agreement for the Phase II Property (as defined in the Purchase Contract) to take property (the “Property”); and

WHEREAS, Assignor desires to assign to Assignee all of its right, title and interest in, to and under the Purchase Contract.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby assigns to the Assignee, all of its right, title and interest in, to and under the Purchase Contract, and Assignee hereby accepts the same and assumes all of Assignor’s obligations under the Purchase Contract.

The recitals contained above are hereby incorporated herein.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Assignment as of the day and year written above.

ASSIGNOR:
BLUEROCK REAL ESTATE, L.L.C.,

By:	/s/ Jordan Ruddy
Name:	Jordan Ruddy
Its:	President

ASSIGNEE:
BRG ASHTON NC, LLC, a Delaware limited liability company

By:	BLUEROCK RESIDENTIAL HOLDINGS, L.P., Its sole member

	By:	/s/ Michael Konig
	Name:	Michael Konig
	Its:	COO and General Counsel